UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 2, 2007

                         AMR CORPORATION
(Exact name of registrant as specified in its charter)

   Delaware                     1-8400                               75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation is filing herewith a press release issued on August 2, 2007 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report July traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    AMR CORPORATION

                                                                                    /s/ Kenneth W. Wimberly
                                                                                    Kenneth W. Wimberly
                                                                                    Corporate Secretary

Dated:  August 3, 2007

EXHIBIT INDEX

Exhibit             Description

99.1	Press Release

                                    Exhibit 99.1

CONTACT:        Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Thursday, Aug. 2, 2007

AMERICAN AIRLINES REPORTS JULY TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported a July load factor of 87.9 percent – an increase of 0.8 points compared to the same period last year.  Traffic decreased 2.9 percent year over year as capacity decreased 3.7 percent.
Domestic traffic decreased 2.3 percent year over year on 3.5 percent less capacity.  International traffic decreased by 4.0 percent relative to last year on a capacity decrease of 4.1 percent.
American boarded 9.1 million passengers in July.

About American Airlines
American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve more than 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

Detailed traffic and capacity data are on the following page.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

		July
	2007	2006	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	12,916,919	13,299,098	-2.9%
D.O.T. DOMESTIC	8,306,765	8,499,277	-2.3
INTERNATIONAL	4,610,154	4,799,821	-4.0
ATLANTIC	1,965,160	2,042,749	-3.8
LATIN AMERICA	2,162,831	2,122,037	1.9
PACIFIC	482,163	635,035	-24.1
AVAILABLE SEAT MILES (000)
SYSTEM	14,703,189	15,274,544	-3.7%
D.O.T. DOMESTIC	9,292,962	9,630,358	-3.5
INTERNATIONAL	5,410,227	5,644,186	-4.1
ATLANTIC	2,309,845	2,323,906	-0.6
LATIN AMERICA	2,542,695	2,560,493	-0.7
PACIFIC	557,687	759,787	-26.6
LOAD FACTOR
SYSTEM	87.9%	87.1%	0.8	Pts
D.O.T. DOMESTIC	89.4	88.3	1.1
INTERNATIONAL	85.2	85.0	0.2
ATLANTIC	85.1	87.9	-2.8
LATIN AMERICA	85.1	82.9	2.2
PACIFIC	86.5	83.6	2.9

PASSENGERS BOARDED	9,125,433	9,194,085	-0.7%

SYSTEM CARGO TON MILES (000)	171,991	190,103	-9.5%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

		YEAR-TO-DATE July
	2007	2006	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	81,147,894	83,137,723	-2.4%
D.O.T. DOMESTIC	52,984,364	54,448,061	-2.7
INTERNATIONAL	28,163,530	28,689,662	-1.8
ATLANTIC	11,356,189	11,754,357	-3.4
LATIN AMERICA	13,544,293	13,180,506	2.8
PACIFIC	3,263,048	3,754,799	-13.1
AVAILABLE SEAT MILES (000)
SYSTEM	99,021,737	102,584,717	-3.5%
D.O.T. DOMESTIC	63,217,231	65,712,159	-3.8
INTERNATIONAL	35,804,506	36,872,558	-2.9
ATLANTIC	14,332,555	14,554,957	-1.5
LATIN AMERICA	17,560,142	17,497,626	0.4
PACIFIC	3,911,809	4,819,975	-18.8
LOAD FACTOR
SYSTEM	81.9%	81.0%	0.9	Pts
D.O.T. DOMESTIC	83.8	82.9	0.9
INTERNATIONAL	78.7	77.8	0.9
ATLANTIC	79.2	80.8	-1.6
LATIN AMERICA	77.1	75.3	1.8
PACIFIC	83.4	77.9	5.5

PASSENGERS BOARDED	57,744,421	58,735,483	-1.7%

SYSTEM CARGO TON MILES (000)	1,232,121	1,273,195	-3.2%